Share-Based Payment	12 Months Ended
Dec. 31, 2018
Share-Based Payment
Share-Based Payment [Text Block]

NOTE 15. SHARE-BASED PAYMENTS

Under our various plans, senior and other management employees and nonemployee directors have received nonvested stock and stock units. In conjunction with the acquisition of Time Warner, restricted stock units issued under Time Warner plans were converted to AT&T share units that will be distributed in the form of AT&T common stock and cash. The shares will vest over a period of one to four years in accordance with the terms of those plans. In addition, outstanding Time Warner stock options were converted to AT&T stock options that will vest within one year. We do not intend to issue any additional grants under the Time Warner Inc. plans. Future grants to eligible employees will be issued under AT&T plans.

We grant performance stock units, which are nonvested stock units, based upon our stock price at the date of grant and award them in the form of AT&T common stock and cash at the end of a three-year period, subject to the achievement of certain performance goals. We treat the cash settled portion of these awards as a liability. We grant forfeitable restricted stock and stock units, which are valued at the market price of our common stock at the date of grant and predominantly vest over a four- or five-year period. We also grant other nonvested stock units and award them in cash at the end of a three-year period, subject to the achievement of certain market based conditions. As of December 31, 2018, we were authorized to issue up to approximately 313 million shares of common stock (in addition to shares that may be issued upon exercise of outstanding options or upon vesting of performance stock units or other nonvested stock units) to officers, employees and directors pursuant to these various plans.

We account for our share-based payment arrangements based on the fair value of the awards on their respective grant date, which may affect our ability to fully realize the value shown on our consolidated balance sheets of deferred tax assets associated with compensation expense. We record a valuation allowance when our future taxable income is not expected to be sufficient to recover the asset. Accordingly, there can be no assurance that the current stock price of our common shares will rise to levels sufficient to realize the entire tax benefit currently reflected on our consolidated balance sheets. However, to the extent we generate excess tax benefits (i.e., that additional tax benefits in excess of the deferred taxes associated with compensation expense previously recognized) the potential future impact on income would be reduced.

Our consolidated statements of income include the compensation cost recognized for those plans as operating expenses, as well as the associated tax benefits, which are reflected in the table below:

	2018	2017	2016
Performance stock units	$301	$395	$480
Restricted stock and stock units	153	90	152
Other nonvested stock units	4	(5)	21
Stock options	5	-	-
Total	$463	$480	$653
Income tax benefit	$114	$184	$250

A summary of the status of our nonvested stock units as of December 31, 2018, and changes during the year then ended is presented as follows (shares in millions):

Nonvested Stock Units	Shares	Weighted-Average Grant-Date Fair Value
Nonvested at January 1, 2018	29	$38.35
Granted	15	35.53
Issued in Time Warner acquisition	17	41.23
Vested	(20)	38.50
Forfeited	(2)	38.11
Nonvested at December 31, 2018	39	$38.44

As of December 31, 2018, there was $638 of total unrecognized compensation cost related to nonvested share-based payment arrangements granted. That cost is expected to be recognized over a weighted-average period of 2.08 years. The total fair value of shares vested during the year was $766 for 2018, compared to $473 for 2017 and $614 for 2016.

It is our intent to satisfy share option exercises using our treasury stock. Cash received from stock option exercises was $361 for 2018, $33 for 2017 and $179 for 2016.